May 1, 2001



Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N. W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read Item 4 of Comdial Corporation's Report on Form 8-K, dated May 1, 2001, and have the following comments:

1. We agree with the statements made in the first, second, third, fourth, fifth, and sixth paragraphs.

2. We have no basis on which to agree or disagree with the statements made in the first and third sentences of the seventh paragraph.

3. We agree with the statement made in the second sentence of the seventh paragraph.



Yours truly,

/s/Deloitte & Touche LLP



Deloitte & Touche LLP
Richmond, Virginia